As filed with the Securities and Exchange Commission on January 12, 2016
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 58 ☑

and/or

REGISTRATION UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No. 59

(Check appropriate box or boxes)

HOMESTEAD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:

(703) 907-5953

Kelly B. Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, N.W.

Washington, D.C. 20001

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

May 1, 2015

as amended

January 12, 2016

Our Funds

International Equity Fund (formerly, the International Value Fund) (HISIX)

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Account Management and Services
Account Transactions	16
Investing Directly with Homestead Funds	16
Investing Through a Financial Intermediary	18

Managing Your Account	20

Fund Pricing, Policies and Fees	23

Homestead Privacy Policy 26

International Equity Fund

Fund Summaries  |  Inception: January 22, 2001

Investment Objective

The International Equity Fund (formerly, the International Value Fund) (the “Fund”) seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.31%
Expenses Waived by RE Advisers	0.32%
Total Annual Fund Operating Expenses After Waiver	0.99%

Expense information in the table has been restated to reflect estimated fees and expenses due to lower fund assets.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$101	$384	$688	$1,551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2014, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks, preferred stocks, rights and warrants issued by companies that are based outside the United States, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. This strategy is not fundamental, but should the subadviser decide to change this strategy, it will provide shareholders with at least 60 days’ prior written notice. The Fund also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Fund’s total assets will be invested in securities of U.S. companies. The Fund may invest in small companies.

The Fund invests in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Harding Loevner LP (“Harding Loevner”), the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their fair value. To reduce its volatility, the Fund is diversified across dimensions of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 15 countries.

Factors bearing on whether a company is considered to be “based” outside the United States may include: (1) whether it is legally domiciled outside the United States; (2) the extent to which it conducts its business, as measured by the location of its sales, earnings, assets, or production, outside the United States; or (3) whether it has the principal exchange listing for its securities outside the United States.

The Fund will normally invest broadly in equity securities of companies domiciled in the following countries and regions: (1) Europe; (2) the Pacific Rim; (3) Canada and Mexico; and (4) countries with emerging or frontier markets. At least 65% of total

2	Fund Summaries

International Equity Fund (Continued)

assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”), will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are traded.

Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Fund may use participation notes to gain exposure to those countries.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Currency Risk    Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Fund’s investments. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.

Emerging and Frontier Market Risk.    Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Foreign Risk    Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Manager Risk    A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Market Risk    Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Participation Notes Risk    Participation notes are designed to replicate the return of a particular underlying equity or debt security, currency or market. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market. In addition, participation notes involve counterparty risk, because the Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

Sector Risk    A fund may from time to time focus on one or more sectors of the economy, and at such times its performance will correspond with the performance of those sectors. A fund that invests in particular sectors, such as health care, or information technology, is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the net asset value of the fund may fluctuate more widely than that of a fund that is invested across sectors.

Small-Company Risk    Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalization. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. A fund investing in stocks of companies with smaller market capitalization may experience a more volatile share price than that of a fund investing in stocks of larger, more established companies. In addition, the fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. Harding Loevner became the Fund’s sub-adviser in January 2016. Effective with the change in sub-adviser, the Fund’s investment strategy changed. The performance results in the following charts, therefore, do not reflect the Fund’s current strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Fund Summaries	3

International Equity Fund (Continued)

Calendar Year Total Returns*

Average Annual Total Returns* periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	(8.90%)	3.10%	3.95%
Returns after taxes on distributions	(10.16%)	2.09%	2.51%
Returns after taxes on distributions and sale of fund shares	(5.03%)	1.97%	2.88%
MSCI® EAFE® Index**	(4.90%)	5.33%	4.43%

*	The performance information for the International Equity Fund reflects the investment of the Fund’s entire portfolio in the State Street MSCI® EAFE® Index Portfolio through October 16, 2005 and in the Vanguard Developed Markets Index Fund from October 1, 2005 to June 9, 2006. Mercator Asset Management, L.P. directly managed the Fund’s portfolio as a sub-adviser from June 12, 2006 through December 31, 2014.

**	Figures for the MSCI EAFE® Index do not reflect any deductions for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  21.51%

Worst Quarter:

Q3 of 2011  |  -21.02%

Fund Management

Investment Adviser

RE Advisers Corporation (“RE Advisers”)

Subadviser

Harding Loevner LP

Portfolio Management Team

Ferrill Roll, CFA and Alexander Walsh, CFA are Co-Lead Portfolio Managers of the Fund. They have co-managed the Fund since January 2016.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 5 of this prospectus.

4	Fund Summaries

Other Important Fund Information

Purchase and Sale of Fund Shares

You can buy, sell (redeem) or exchange shares of the Fund on any business day, normally any day that the New York Stock Exchange (“NYSE”) is open for regular trading.

You can purchase, sell or exchange shares of the Fund either through a financial professional or directly from the Fund.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summaries	5

Additional Information About the Fund

International Equity Fund

The Fund invests in companies based in developed markets outside the United States as well as in established companies in emerging and frontier markets. Harding Loevner, the Fund’s subadviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing and strongly competitive and whose shares are under-priced relative to their fair value. To reduce its volatility, the Fund is diversified across dimensions of geography, industry, currency and market capitalization. The Fund normally holds investments across at least 15 countries.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

Please turn to page 7 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

6	Fund Details

Description of Fund Risks

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular fund’s portfolio as a whole are called principal risks. The principal risks of each fund are listed in the Fund Summaries. There might be additional risks that a fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of each fund, are also described below.

Fund Type	Equity

Principal Risk	International Equity Fund
Asset-Backed Securities
Commercial Paper
Concentration
Corporate Bond
Credit	X
Currency	X
Derivatives
Emerging and Frontier Markets	X
Equity Securities	X
Expense
Financial Services Sector	X
Foreign	X
Geographic	X
High Yield/High Risk Securities	X
Illiquid and Restricted Securities	X
Income
Index Fund
Index-Related
Interest Rate	X
Investments in Other Investment Companies
Investments in Small- and Mid-Size Companies	X
Issuer
Manager	X
Market	X
Municipal Bonds
Non-Diversified
Participation Notes	X
Passive Investment
Repurchase Agreements	X
Sector	X
Securities Lending
Small-Company	X
Style
U.S. Government Securities
U.S. Treasury Obligations Risk

Fund Details	7

Description of Fund Risks (Continued)

Credit Risk

The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Currency Risk

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may experience steady or sudden fluctuation over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. A Fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, if such hedging techniques are employed, there is no assurance that they will be successful.

Emerging and Frontier Market Risk

Emerging and frontier market securities involve unique risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Equity Securities Risk

Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Financial Services Sector Risk

To the extent a Fund invests in securities and other obligations of issuers in the financial services sector, the Fund will be vulnerable to events affecting companies in the financial services industry. Examples of risks affecting the financial services sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy and price competition. In addition, financial services companies are often more highly leveraged than other companies, making them inherently riskier.

Foreign Risk

A fixed-income fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and a fund manager’s ability to accurately assess and monitor an issuer’s financial condition.

An equity fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Geographic Risk

Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.

High Yield/High Risk Securities

A Fund may invest in debt and convertible securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities of equivalent quality as determined by the Fund’s adviser (commonly referred to as “junk bonds”). Junk bonds typically involve greater

8	Fund Details

Description of Fund Risks (Continued)

risk and are less liquid than higher grade debt securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. No Fund may invest in securities rated, at the time of investment, C or below by Moody’s or D or below by S&P, or the equivalent as determined by the Fund’s adviser, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities

A Fund may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investments and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Fund’s ability to dispose of particular securities and may limit a Fund’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

Interest Rate Risk

Fixed-income securities will decline in value because of an increase in interest rates. Additionally, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investments in Small- and Mid-Sized Companies Risk

Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if the Fund wishes to sell a large quantity of a small or medium-sized company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly-available information about smaller companies than larger companies. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.

Manager Risk

A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Market Risk

Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Participation Notes

Participation notes are issued by banks or broker-dealers and are designed to replicate the return of a particular underlying equity or debt security, currency or market. On demand or when the participation note matures, the issuer of the participation note will pay to a Fund the nominal value of the underlying instrument at that time. Participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. A Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Fund) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

Fund Details	9

Description of Fund Risks (Continued)

Sector Risk

A fund may from time to time focus on one or more sectors of the economy, and at such times its performance will correspond with the performance of those sectors. A fund that invests in particular sectors, such as health care, or information technology, is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the net asset value of the fund may fluctuate more widely than that of a fund that is invested across sectors.

Small-Company Risk

Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalization. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. A fund investing in stocks of companies with smaller market capitalization may experience a more volatile share price than that of a fund investing in stocks of larger, more established companies. In addition, the fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

10	Fund Details

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

For all of the Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending December 31 and June 30, respectively. These reports are delivered to shareholders and posted online at homesteadfunds.com approximately 60 days after the period end. Additionally, a complete schedule of investments for the Daily Income Fund as of month end for the previous six months is available online at homesteadfunds.com no later than the fifth business day of the following month.

For the periods ending March 31 and September 30, a complete list of each Fund’s portfolio securities is posted online at homesteadfunds.com approximately 60 days after the period end.

Fund Details	11

Management of the Fund

Investment Adviser/Administrator for the Fund

RE Advisers Corporation

4301 Wilson Boulevard

Arlington, VA 22203

RE Advisers was launched in 1990 and, as of December 31, 2014, manages approximately $2.91 billion of assets for mutual fund and private account investors. RE Advisers is responsible for managing the International Equity Fund, subject to the authority of and supervision by the Funds’ Board of Directors. RE Advisers has entered into a subadvisory agreement with Harding Loevner under which it provides day-to-day discretionary management of the assets of the International Equity Fund, in accordance with the Fund’s investment objective, policies and restrictions, subject to the general supervision of the Fund’s Board of Directors and RE Advisers. RE Advisers monitors the subadviser’s performance and regularly reports to the Fund’s Board of Directors on such performance.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is a direct, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”). NRECA is a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In 2014, the Fund paid RE Advisers the following investment management fees after fee waivers and expense reimbursements, expressed as a percentage of net assets of the Fund:

International Equity Fund	0.75%

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2014.

RE Advisers also provides administrative services to the Fund, in addition to providing it with investment management services.

Subadviser to the International Equity Fund

Harding Loevner LP (“Harding Loevner”)

400 Crossing Boulevard, 4th Floor

Bridgewater, NJ 08807

On January 15, 2016, Harding Loevner became the subadviser to the International Equity Fund. Harding Loevner was approved as subadviser to the Fund by the Homestead Funds Board of Directors on November 2, 2015, and the subadvisory contract between Harding Loevner and RE Advisers was approved by a shareholder vote on January 5, 2016.

Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of December 31, 2014, Harding Loevner managed approximately $38 billion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between RE Advisers and Harding Loevner will be included in the Funds’ annual report for the year ended December 31, 2015.

Key professionals involved in the day-to-day portfolio management of the International Equity Fund include the following persons. They started managing the Fund in 2016. Their prior experience with Harding Loevner is shown below:

Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.

Alexander Walsh, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1994. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on health care and materials companies. Mr. Walsh graduated from McGill University in 1978 and joined Harding Loevner in 1994.

Board of Directors

The Board of Directors establishes Homestead Funds’ corporate policies and monitors each Fund’s performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Distributor

RE Investment Corporation

4301 Wilson Boulevard

Arlington, VA 22203

Transfer Agent

NFDS, Inc. (doing business as BFDS)

P.O. Box 219486

Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.

Custodian

State Street Bank and Trust Company serves as the custodian for all of the Funds.

12	Fund Details

Additional Tax Information

As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.

Distribution Schedule

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.

We will mail you Internal Revenue Service (“IRS”) Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:

Interest Income

International Equity Fund	Declared and paid annually

Capital Gains

If any, declared and paid annually, more frequently if necessary.

Taxes on Dividends and Distributions

Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, ordinary income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. A return of capital distribution occurs when a Fund’s distribution exceeds its earnings and results in a reduction in the shareholder’s cost basis. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a federal rate of 15% to noncorporate investors (20% for high income earners). A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by a Fund. Certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

Taxes on Transactions

Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Tax Withholding for Traditional IRAS

Federal Income Tax Withholding

Federal income tax will automatically be withheld from IRA distributions at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

State Income Tax Withholding

Mandatory :    We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state’s requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state’s website for more information.

Voluntary :    If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.

Backup Withholding

If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

Buying a Dividend

If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Fund Details	13

Additional Tax Information (Continued)

Cost Basis Reporting

Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The transfer agent, BFDS, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system we will provide this information to you as a service. Please call us at 800.258.3030.

The Funds’ default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

14	Fund Details

Financial Highlights

International Equity Fund (formerly, the International Value Fund)

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five years of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report. If you would like to receive a copy of the latest annual report which includes complete financials and footnotes, please call 800.258.3030.

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$7.17		$8.13	$6.70		$5.96	$7.57		$7.27
Income from investment operations
Net investment income	0.09		0.24	0.14		0.16	0.16	(a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.28		(0.96)	1.43		0.87	(1.40)		0.27
Total from investment operations	0.37		(0.72)	1.57		1.03	(1.24)		0.41
Distributions
Net investment income	—		(0.24)	(0.14)		(0.16)	(0.27	)(b)	(0.11)
Net realized gain	—		—	—		—	—		—
Return of Capital	—		—	—		(0.13)	(0.10	)(b)	—
Total distributions	—		(0.24)	(0.14)		(0.29)	(0.37)		(0.11)
Redemption fee	—		—	—	(c,d)	— (d)	—	(d)	—	(d)
Net Asset Value, End of Period	$7.54		$7.17	$8.13		$6.70	$5.96		$7.57

Total Return	5.16	%(e)	(8.90)%	23.44%		17.41%	(16.55)%		5.73%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$220,579		$207,774	$215,048		$169,382	$144,421		$135,455
Ratio of net investment income to average net assets	2.59%	(f)	3.04%	1.95%		2.47%	2.44%	(a)	2.08%	(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	1.00%		1.02%
Ratio of expenses to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	0.99%	(a)	0.99%	(a)
Portfolio turnover rate	14%		24%	19%		23%	34%		44%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(b)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

(e)	Aggregate total return for the period.

(f)	Annualized.

Financial Highlights	15

Account Transactions

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly from Homestead Funds.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

Who May Buy Shares

Homestead Funds’ shares currently are offered for sale in all 50 states, as well as the District of Columbia and Puerto Rico, to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds’ anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase Homestead Funds.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “ACCEPTABLE FORMS OF PAYMENT,” we cannot accept any forms of payment where the investor is not clearly identified.

How to Buy Shares

You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained in the following sections.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

Initial Investment

For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for participants in the Automatic Investment Plan.

By Mail

Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

By Phone

New investors must first complete an account application. On the day you expect to send your investment, call us at 800.258.3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fedwire or ACH transfer to your Fund account.

Through an Automatic Investment Plan

Complete an account application to authorize this service. Mail your completed account application to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

Subsequent Investment

No minimum investment amount.

16	Account Management and Services

Account Transactions (Continued)

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in.

By Phone

Call us at 800.258.3030 to send money by Fedwire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online

Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online. This service is not available for all account types.

How to Exchange Shares

An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail

Send a letter to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between differently registered accounts, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.

By Phone

Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

How to Sell Shares

You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained in the following section.

Redemption proceeds can be sent by check or deposited directly in your bank account. If you authorize us to send a Fedwire, money will typically be deposited in your bank account on the next business day. An ACH transfer usually takes two to three business days. We charge a nominal fee to send a Fedwire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer. Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if such Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

By Mail

Send a letter of instruction to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See “FUND DETAILS—Additional Tax Information” for more details. If you are under age 59 1⁄2 and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming more than $50,000 from any one Fund in any one account. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

By Phone

Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59  1⁄2 or older. Requests for premature distributions from IRA accounts must be made in writing.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one

Account Management and Services	17

Account Transactions (Continued)

account, redemptions are limited to $50,000 or less per day. This service is not available for all account types.

By Check

Daily Income Fund shareholders, including IRA investors age 59  1⁄2 or older, may also write checks against their account. See “Checkwriting” for more information.

Redemption In Kind

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, pursuant to Rule 18f-1 under the Investment Company Act of 1940, Homestead Funds reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from a fund’s portfolio rather than in cash. If this occurs, the securities will be selected by the fund in its absolute discretion under procedures adopted by the Homestead Funds Board of Directors, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.

Acceptable Forms of Payment

Personal and Business Checks

Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead’s anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks and bearer bonds.

Fedwires and ACH Transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

Some banks use different wire instructions for Fedwires versus ACH transfers. If requesting a Fedwire, please check with your bank to ensure the bank instructions on file with Homestead Funds are correct.

Homestead Funds and its distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

Determination of “Good Order” for Purchases

Determination of “Good Order”

To be considered in “good order” your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction’s specific requirements.

Purchase Requirements

Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent.

How We Handle Incomplete Instructions

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

Clearing Period for Purchases

If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”

Investing Through a Financial Intermediary

You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include:

•	minimum investment requirements

•	exchange policies

•	Fund choices

•	cutoff time for investments

•	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

18	Account Management and Services

Account Transactions (Continued)

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. Homestead Funds has selling or service agreements with these financial intermediaries, requiring them to record the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

Account Management and Services	19

Managing Your Account

Important Addresses and Phone Numbers

Send transaction instructions and account inquiries to:

Regular Mail

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Overnight Mail

Homestead Funds

c/o BFDS 330 W. 9th Street, 1st Floor

Kansas City, MO 64105-1514

Attention: Shareholder Services

Send requests for general Fund information and sales literature to:

Homestead Funds

4301 Wilson Boulevard, INV8-305

Arlington, VA 22203

Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call:

800.258.3030

Our fax number is:

703.907.5606

Shareholders are responsible for confirming receipt. We do not accept all types of transaction requests, including those with a signature guarantee, sent by fax. Please call to confirm.

Homestead Funds’ website can be found at homesteadfunds.com.

24-hour, Automated Telephone Service

To hear a recording of the Funds’ most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Transactions must be made before 4:00 p.m. ET to be priced at the Fund’s closing price on that business day.

Account Statements

Confirmation    We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004.

Fund Reports

Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

Electronic Document Delivery

Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

Original and Legal Documents

Due to privacy concerns, BFDS, Homestead Funds’ transfer agent generally does not return original and legal documents to you. However, if you request that such documents be returned to you, a fee may apply.

Telephone/Online Transaction Privileges

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030) or online (at homesteadfunds.com). See “Account Transactions” for transaction instructions.

20	Account Management and Services

Managing Your Account (Continued)

How to Authorize    Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit    Redemptions made by phone or online are limited to $50,000 or less per day from any one Fund in any one account. For redemptions of more than $50,000, a signature guarantee is required; therefore, you would need to send us your instructions by mail.

Busy Periods    We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online, by fax or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.

Safeguards and Limits to Liability    Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Automatic Investment/Exchange/Redemption Plans

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.

Automatic Investment (By ACH Transfer)    You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction)    You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange    You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.

Automatic Redemption    You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.

For IRAs    If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59  1⁄2 or older. Please contact us if you have special circumstances.

Checkwriting

Eligibility    Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older). You may sign up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount    Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks    If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 800.258.3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments    Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 800.258.3030.

Checks Written Against Newly Opened Accounts    If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds    If you write a check for an amount that exceeds your Daily Income Fund account balance, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

Types of Accounts

Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

Account Management and Services	21

Managing Your Account (Continued)

Regular Accounts    You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts    You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.

Coverdell Education Savings Accounts    You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans    Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.

Uncashed Check Policy

If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

If a shareholder has chosen to receive dividends and capital gains distributions in cash and the check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP’s on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 70 1⁄2 or older.

Escheatment

Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that can trigger escheatment are listed below.

State Inactivity    Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as speaking with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. IRA accounts for shareholders younger than age 70 1⁄2 are exempt from the state inactivity escheatment process. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact. Check with your state of residence for specifics.

Returned Mail    If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state’s escheatment laws, we will be required to transfer your account assets to your state of residence.

Uncashed Checks    If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

UGMA/UTMA Age of Trust Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for trust termination in the state of establishment (as listed in the account registration), financial transactions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

22	Account Management and Services

Fund Pricing, Policies and Fees

When Transactions Are Priced

Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

How Fund Prices Are Determined

The Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

The Fund’s net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Valuation Methodology

The Fund values its securities as follows.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service may be utilized to value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Short-term fixed-income securities that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value.

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Funds’ Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and

Account Management and Services	23

Fund Pricing, Policies and Fees (Continued)

therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

Signature Authentication

This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.

Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions

For some types of non-financial transactions, we require your signature to be notarized. Examples include:

• Changing your name.

•	Changing or adding to the bank account information we have on file. Exception: A Medallion Stamp Signature Guarantee is required if requesting a purchase/distribution from/to the bank account on the same day.

•	Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for trust termination.

•	Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.

Financial Transactions

Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Examples include when you:

•	Send written instructions to redeem amounts of more than $50,000 from any one Fund in any one account.

•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•	Instruct us to make a redemption check payable to someone other than the account owner of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–	Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.

–	Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

–	Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.

•	Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.

•	Change your account registration (for example, from a jointly registered account to an individually registered account).

•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Request a transfer of assets over $250,000 to another institution.

24	Account Management and Services

Fund Pricing, Policies and Fees (Continued)

Minimum Account Size

This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

Market Timing Policies and Procedures

Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Funds’ portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.

Homestead Funds discourages short-term trading, and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of shares. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. Pursuant to the procedures, Homestead Funds monitors trading activity in the International Equity Fund. If a shareholder makes three changes of direction within 30 days in this Fund, Homestead Funds reserves the right to block purchases in the identified Fund/account for 60 days. A change of direction is characterized as a “purchase followed by a sell” or a “sell followed by a purchase.” Notification of a violation will be provided to the shareholder (however, shareholder notification is not required to block purchases in the account). If Homestead Funds determines that excessive trading is occurring outside of the parameters, it reserves the right to treat the transactions as a violation and apply the Fund/account purchase block as outlined above.

This policy does not apply to transactions that are a result of:

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Automated investment, exchange or withdrawal plans.

•	Corrections.

•	Death or disability.

•	Required minimum distributions.

•	Automatic rebalances.

•	Termination distributions, involuntary distributions, loans and excess contributions from defined contribution plans.

•	Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.

Fund-of-funds, WRAP accounts and similarly managed, adviser controlled programs generally are excluded from this policy. However, the Funds will monitor aggregate trading activity in these account types to identify potential activity that may involve market timing and reserve the right to revoke any exemption at any time.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans and trust companies, will be asked to enforce the Funds’ policies to discourage short-term trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Funds will monitor trading activity of the intermediary to detect potential patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds’ policies. The Funds may defer to an intermediary’s policies if Fund management determines that the intermediary’s policies meet the same objectives as the Funds’ policies.

These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.

IRA and Education Savings Account Annual Maintenance Fee

The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

Account Management and Services	25

Homestead Privacy Policy

Revised March 2014

FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number

•income

•account balances

•transaction history

•investment experience

•risk tolerance

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Homestead Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	No
For our affiliates to market to you—such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No

To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com.

26	Privacy Policy

Homestead Privacy Policy  |  Revised March 2014 (Continued)

Who we are

Who is providing this notice?	Homestead Funds, Inc.

What we do
How does Homestead Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured
files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you.
How does Homestead Funds collect my personal information?

We collect your personal information, for example, when you

•open an account

•buy securities from us

•give us your income information

•provide account information

•give us your contact information

We do not collect personal information from others.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes –
information about your creditworthiness

•affiliates from using information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional
rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions
Affiliates

Companies related by common ownership or control. They can
be financial and nonfinancial companies.

Our affiliates include financial companies and nonfinancial
companies, such as:

•RE Advisers Corporation

•RE Investment Corporation

•National Rural Electric Cooperative Association

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Homestead Funds, Inc. doesn’t jointly market.

Privacy Policy	27

For More Information

The Statement of Additional Information (“SAI”) provides more detailed information about the Funds, and is incorporated by reference into this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 800.258.3030. The Funds’ SAI and annual and semi-annual reports also are available online at homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.

You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Electronic Document Delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Boulevard  |  Arlington, VA  |  22203

Investment Company Act File No. 811-06136

00152537

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard Arlington, VA 22203

International Equity Fund (formerly, the International Value Fund) (HISIX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015, as amended January 12, 2016

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated May 1, 2015, as amended January 12, 2016, which may be obtained by contacting Homestead Funds at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report and unaudited financial statements included in Homestead Funds’ most recent semi-annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”) as an open-end management investment company, commonly known as a “mutual fund.”

Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund, and the International Equity Fund (the “Fund”), each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the 1940 Act. Throughout this SAI, “Funds” refers collectively to all of the portfolios of Homestead Funds.

The International Equity Fund was formerly known as the International Value Fund. The Fund’s name was changed in January 2016.

All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.

Under the supervision and oversight of RE Advisers and the Homestead Funds’ Board of Directors, the International Equity Fund is subadvised by Harding Loevner LP (“Harding Loevner”). Harding Loevner was approved as subadviser to the International Equity Fund by the Homestead Funds Board of Directors on November 2, 2015 and by a shareholder vote on January 5, 2016. Effective January 15, 2016, Harding Loevner became the subadviser of the International Equity Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of the Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The Fund may not:

(1) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(4) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(7) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.

Non-Fundamental Investment Restriction

The following restriction applies to the Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.

The Fund may not:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c)  above.

DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES

The following is a description of certain types of investments that may be made by the Fund, as well as certain investment strategies that the Fund may use.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.

The Fund may invest in high-quality money market instruments in order to enable it to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes.

Bank and Savings and Loan Obligations

The Fund may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Commercial Paper and Other Short-Term Corporate Debt Instruments

Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. See also “Restricted Securities,” below.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return, insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments.

The Fund will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by RE Advisers or Harding Loevner as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the adviser will evaluate the counterparty. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of the Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. See “Borrowings” below, for additional information.

Debt Securities

The Fund may invest in debt securities, subject to its investment strategies and the restrictions below.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 12 months and are issued on a discount basis.

U.S. Government Agency Securities. The Fund may invest in U.S. Government Agency securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration (“FHA”), Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), the Overseas Private Investment Corp. and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the
United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher rated municipal bonds. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Convertible Securities And Warrants

Convertible Securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

The Fund may from time to time purchase convertible securities.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

The Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets.

Equity Securities

The Fund primarily invests in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund.

The Board of Directors has delegated the function of making day-to-day determination of liquidity to RE Advisers pursuant to its adopted Liquidity Procedures. RE Advisers is responsible for making liquidity determinations with respect to each security purchased for a Fund and will monitor holdings to ensure that it complies with the Liquidity Procedures and each Fund’s investment policies. RE Advisers will periodically review each Fund’s securities holdings to determine the liquidity of the issues held. If a liquid security (or some portion thereof) held by a Fund becomes illiquid, RE Advisers shall treat the security (or the portion deemed to be illiquid) as an illiquid security and determine whether or not to hold the security (or the portion deemed to be illiquid) taking into account all relevant factors, including the amount of illiquid securities then held by the Fund. At each regularly scheduled Board meeting, RE Advisers reports (1) the percentage of illiquid securities held by each Fund, and (2) whether any restricted security previously deemed liquid by RE Advisers has become an illiquid security in whole or in part.

Restricted Securities

The Fund may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

When determining the liquidity of restricted securities, RE Advisers follows the Liquidity Procedures, as discussed above under “Illiquid Securities.”

When-Issued Securities

The Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Derivatives

The Fund may invest in derivatives, the characteristics of which are consistent with its investment objectives, strategies, policies and restrictions.

The Commodity Futures Trading Commission (“CFTC”) has adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives ”), or if the fund markets itself as providing investments exposure to such instruments.

As of the date of this SAI, the Fund is not investing in CFTC Derivatives. If it does, the Fund will invest below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments and will claim an exclusion pursuant to Rule 4.5 as a commodity pool operator under the Commodity Exchange Act.

Participation Notes

The Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues the participation note will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Investment Companies And Exchange-Traded Funds

The Fund may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company, and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.

Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Fund.

The Fund may purchase shares of exchange-traded funds (“ETFs”) only to the extent permissible under the 1940 Act and as consistent with the Fund’s investment objectives, strategies, policies and restrictions. A Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Loans of Portfolio Securities

The Fund may lend portfolio securities only to the extent allowed under “Fundamental Investment Restrictions,” above.

Borrowing

The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by the Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Fund segregates liquid assets in connection with those types of transactions.

Securities Of Foreign Issuers

The Fund invests primarily in foreign securities.

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to the Fund’s investment objectives, strategies, policies and restrictions, the Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. These investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Fund also may purchase U.S. dollar-denominated money market instruments, and longer-term debt securities of such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Securities. Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S. and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints. Most developed countries in western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole.

Eurozone Debt Crisis. While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the Eurozone, that use the euro as their currency. Although the Eurozone has adopted a common currency and central bank, there is no fiscal union and therefore money does not automatically flow from countries with surpluses to those with fiscal deficits. Several Eurozone countries are facing serious deficits and budget issues, some of which may have negative long-term effects for the economies of not just Eurozone countries but all of Europe. These rising government debt levels have increased market volatility and the probability of a recession, led to emergency financing for certain countries, and increased speculation that additional EU countries will require bailouts. These events have also cast doubts over the ability of Eurozone policymakers to agree on solutions to the debt crisis and further stressed the European banking system as lending continues to tighten. Ongoing stress in the banking system and rising deficits could lead to downgrades of European sovereign debt, which would have a negative effect on banks and companies doing business in Europe. As a result of the Eurozone debt crisis, there is continued concern over national level support for the euro, which could lead to certain countries leaving the EU, the implementation of currency controls, or potentially the dissolution of the euro. A breakup of the euro, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a Eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings would involve the settlement of trades, valuation of assets, and the redenomination of holdings.

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which a Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

DIRECTORS AND MANAGEMENT OF HOMESTEAD FUNDS

Directors and Officers

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Homestead Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.

Independent Directors

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Solo Practitioner (attorney) (2008-present), Partner, Krooth & Altman LLP (1981-2007)	9	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge Electric Membership Corporation (1989-present)	9	None
Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee, Chairman of Compensation Committee	2005-present	Retired (2004-present)	9	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2000-present)	9	None

Anthony M. Marinello 4/13/46	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2004-present)	9	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	9	None

Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	9	None

Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010-present	Retired (2015-present); Chief Investment Officer, Hamilton College (2008-2015); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	9	None

Interested Directors and Officers

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(2) 3/10/54	Director, President and Chief Executive Officer	2015-present	President and Chief Executive Officer, RE Advisers (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)	9	RE Advisers

Cynthia L. Dove 4/5/60	Vice President and Chief Operations Officer	2010-present	Vice President of RE Advisers (2012-present); Director, RE Advisers (2015-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)	N/A	N/A

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007-2008)	N/A	N/A

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A
Kelly B. Whetstone 11/21/77	Secretary	2008-present	Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Advisers Corporation (2008-present); Counsel and Senior Director of Securities Compliance, NRECA (2012- present); Secretary, RE Investment Corporation (2008-2014); Counsel and Director of Compliance, NRECA (2007-2012); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)	Mr. Kaszynski is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a Director of RE Advisers, Homestead Funds’ investment adviser.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

The management of the business and affairs of the Funds is overseen by the Board of Directors. As detailed above in “Interested Directors and Officers,” Directors who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” Two of the Directors are deemed to be Interested Directors. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Funds’ Directors. The Directors review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conduct a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at a special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Directors take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Directors believe contributes to good governance for the Funds.

The Board of Directors has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.

The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Funds’ distributor, and the Funds’ other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.

Board Structure and Oversight Function. The Board of Directors is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Independent Director serves as Chairman of the Funds’ Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers and RE Investment with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, RE Advisers, RE Investment or other service providers.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers, including sub-advisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and special counsel, as appropriate, regarding risks faced by the Funds, RE Advisers and RE Investment.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent registered public accounting firm at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:

•	the Funds’ accounting and financial reporting processes and internal controls;

•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	the Funds’ system of internal accounting and financial controls;

•	the Funds’ compliance with legal and regulatory requirements; and

•	the independent auditors’ qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, Tonetti and Williams are members of the Audit Committee. The Audit Committee met three times during 2014.

Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Directors in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, Tonetti and Williams are members of the Compensation Committee. The Compensation Committee met twice in 2014.

The table below shows the dollar range of International Equity Fund shares owned by each director of Homestead Funds as of December 31, 2014.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Anthony M. Marinello	International Equity Fund $1 - $10,000	None

Douglas W. Johnson	International Equity Fund $50,001 - $100,000	None

Peter R. Morris*	International Equity Fund Over $100,000	None

James F. Perna	None	None

Anthony C. Williams	None	None

Sheldon C. Petersen	International Equity Fund Over $100,000	None

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Kenneth R. Meyer	International Equity Fund Over $100,000	None

Mark Rose	None	None

Peter J. Tonetti	None	None

Stephen J. Kaszynski	None	None

*	Mr. Morris retired from the Board of Directors on April 24, 2015.

DIRECTOR EXPERIENCE AND QUALIFICATIONS

As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:

•	Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors, on which he has served since 1990. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board of Directors believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.

•	Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors, on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Johnson’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors, on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board of Directors believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Williams is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2000, he was a Senior Vice President of Retirement, Safety and Insurance at NRECA. Mr. Williams worked at NRECA from 1976 to 2000. The Board of Directors believes that Mr. Williams’ lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Marinello is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board of Directors believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Petersen is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983. The Board of Directors believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.

•	Mr. Rose is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Rose has been the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas since 2002. As the CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Rose’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Tonetti is an Independent Director of the Board of Directors, on which he has served since 2010. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board of Directors believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Kaszynski is the President and Chief Executive Officer of Homestead Funds, Inc. and is an Interested Director of the Board of Directors, which he joined in 2015. Mr. Kaszynski is a Director and the Chief Executive Officer and President of RE Advisers. From 2008 to 2014, Mr. Kaszynski worked as a Vice President and Portfolio Manager at Eaton Vance Corporation. Mr. Kaszynski has also worked for Credit Suisse Asset Management as the Head of US Equities, and INVESCO Capital Management as lead portfolio manager for Large-cap Value Equities. The Board of Directors believes that Mr. Kaszynski’s extensive investment management experience contributes to the general knowledge and diversity of the Board.

COMPENSATION

Homestead Funds pays each Independent Director an annual retainer, as well as a per meeting fee, as follows:

ANNUAL RETAINER

Independent Board Chair	$45,000
Audit Committee Chair	$40,000
Compensation Committee Chair	$40,000
Non-chair Independent Director	$35,000

PER MEETING FEE

Regular or Special Board Meeting	$5,000
Audit Committee Meeting	$3,000
Compensation Committee Meeting	$1,000

As set forth in the table below, Homestead Funds paid total compensation of $525,100 to its Independent Directors during the year ended December 31, 2014.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM HOMESTEAD FUNDS (INCLUDING VOLUNTARY DEFERRED COMPENSATION)[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM HOMESTEAD FUNDS AND FUND COMPLEX PAID TO DIRECTORS
Douglas W. Johnson[2] Director and Chairman of the Audit Committee	$66,500	N/A	N/A	$66,500

Kenneth R. Meyer[2] Director and Chairman of the Compensation Committee	$69,250	N/A	N/A	$69,250

James F. Perna Director and Chairman of the Board	$80,600	N/A	N/A	$80,600

Sheldon C. Petersen Director	$70,000	N/A	N/A	$70,000

Mark Rose Director	$58,750	N/A	N/A	$58,750

Anthony C. Williams Director	$55,000	N/A	N/A	$55,000

Peter Tonetti Director	$66,250	N/A	N/A	$66,250

Anthony M. Marinello[2] Director	$58,750	N/A	N/A	$58,750

Peter R. Morris[3] Director	$0	N/A	N/A	$0

Stephen J. Kaszynski Director[4]	N/A	N/A	N/A	N/A

[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.
[2]	The total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2014 fiscal year for participating directors is as follows: Mr. Johnson ($7,198), Mr. Marinello ($112,362) and Mr. Meyer ($353,893). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.
[3]	Mr. Morris retired from the Board of Directors on April 24, 2015.
[4]	Mr. Kaszynski became a Director of the Homestead Funds after December 31, 2014.

CODE OF ETHICS

Homestead Funds, RE Advisers and Harding Loevner each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting of the Funds

The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Pursuant to the subadvisory agreement between RE Advisers and Harding Loevner, Harding Loevner will vote proxies for the International Equity Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of RE Advisers and the Board.

Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

On December 31, 2015, no shareholder of record owned 5% or more of the outstanding shares of the Fund.

MANAGEMENT OWNERSHIP

As of December 31, 2015, Directors and officers of the Funds as a group owned 1.2343% of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE Advisers

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of Homestead Funds, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of December 31, 2014, managed approximately $3.21 billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Stephen J. Kaszynski, Amy DiMauro, Martin J. Lowery, Cynthia L. Dove, Danielle C. Sieverling and Kelly Whetstone.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Homestead Fund in a manner consistent with each Homestead Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Homestead Fund’s assets in accordance with (a) applicable law, (b) each Homestead Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Homestead Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Homestead Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Advisers’ economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the International Equity Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for a Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board.

In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to Homestead Funds including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Homestead Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Homestead Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under Master Services Agreements by and between NRECA and RE Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to RE Investment and RE Advisers. Additionally, RE Advisers pursuant to a Master Services Agreement with RE Investment has agreed to provide qualified personnel as requested by RE Investment to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of Homestead Funds. RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by RE Advisers.

As compensation for its services and for the expenses which it assumes, the Fund pays RE Advisers, on a monthly basis, an investment management fee based on the Fund’s average daily net assets at the following annualized rates:

International Equity Fund

.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million

The management fees or administration fees before waivers charged by RE Advisers to the Fund during the three years ended December 31, 2014, 2013 and 2012 were as follows:

Fund	2014	2013	2012
International Equity Fund	$1,643,567	$1,431,337	$1,159,004

The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by the Fund through April 30, 2016, exceed .99% of the Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for the Fund’s expenses, the actual expenses of the Fund will be compared to the Operating Expense Limit. If the Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse the Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

HARDING LOEVNER LP

Effective January 15, 2016, Harding Loevner, LP (“Harding Loevner”) commenced serving as subadviser to the International Equity Fund. Harding Loevner is an asset management firm founded in 1989 and located at 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807.

Pursuant to a subadvisory agreement with RE Advisers, Harding Loevner furnishes a continuous investment program for the Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Harding Loevner a fee calculated using the monthly rates below, applied to the net assets of the International Equity Fund:

.55% of the first $100 million; and

.50% on assets above $100 million.

Harding Loevner started advising the Fund in January 2016. Accordingly, RE Advisers did not pay any subadvisory fees to Harding Loevner in any of the previous three fiscal years.

SSGA FM

SSGA Funds Management, Inc. (“SSGA FM”) located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, served as the interim subadviser to the International Equity Fund until January 15, 2016. SSGA FM is a wholly owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of June 30, 2015, SSGA FM managed approximately $376.28 billion in assets and SSGA managed approximately $2.37 trillion in assets.

SSGA FM started advising the Fund in September 2015. Accordingly, RE Advisers did not pay any subadvisory fees to SSGA FM in any of the previous three fiscal years.

MERCATOR ASSET MANAGEMENT, L.P.

Mercator Asset Management, L.P. (“Mercator”) served as subadviser to the International Equity Fund until September 8, 2015. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. For the fiscal years ended December 31, 2015, 2014 and 2013, RE Advisers paid Mercator subadvisory fees of $699,392, $954,196 and $894,321, respectively.

PORTFOLIO MANAGERS

HARDING LOEVNER

The table below shows information regarding the other accounts managed by the portfolio management team as of December 31, 2014:

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies	2	$4,970,290,62
	Other Pooled Investment Vehicles	5	$1,797,759,333
	Other Accounts	289	$15,883,899,505

Alexander Walsh	Registered Investment Companies	2	$4,970,290,62
	Other Pooled Investment Vehicles	5	$1,797,759,333
	Other Accounts	294	$15,888,922,540

None of the accounts listed above pay a performance-based advisory fee.

As of December 31, 2015, no Harding Loevner Portfolio Manager owned any shares in the Fund.

Portfolio Manager Compensation Overview

Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service and overall level of responsibility within Harding Loevner’s business, including the number, variety and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed-upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index.

All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Homestead Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Homestead Fund, calculating each Homestead Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Homestead Fund’s investment objectives, strategies, policies, restrictions and applicable laws.

National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Fund Transactions

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Homestead Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually affected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market. Transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

RE Advisers has a fiduciary duty to the Funds to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for each of the Funds. The Committee consists of the portfolio manager team, analysts, the Chief Compliance Officer and adequate representation from investment operations. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to evaluate each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, commission reports and brokerage services provided and documents its evaluation process.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list, which it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers.

It is RE Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of Homestead Funds’ shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of Homestead Funds so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction.

In placing orders for each Homestead Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Homestead Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a client may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit its account. Brokerage firms offering no research services that make securities available for trading may be used. Broker-dealers selected by RE Advisers may be paid commissions for effecting transactions for RE Advisers’ clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if RE Advisers determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or RE Advisers overall duty to its discretionary investment advisory client accounts.

The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years were as follows:

Fund	2014	2013	2012
International Equity Fund	$178,719	$100,685	$93,150

RE Advisers currently provides investment advice to the Funds as well as certain private advisory accounts. In addition, RE Advisers currently provides investment advice to a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of the Funds, the NRECA Plans and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers allocates purchase and sale transactions in an equitable manner according to written procedures approved by the Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.

Such procedures may, in certain instances, be either advantageous or disadvantageous to particular Homestead Funds.

The following lists the International Equity Fund’s holdings in securities of its regular brokers and dealers at December 31, 2014:

Fund	Broker Dealer	Market Value
International Equity Fund	Danske Bank AS	$4,199,396
International Equity Fund	HSBC Finance Corp.	$3,702,501
International Equity Fund	Daiwa Securities	$3,621,657

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of each Homestead Fund are offered to the public for purchase subject to the requirements described in the prospectus.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from any one Homestead Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any one Homestead Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and
RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, pursuant to Rule 18f-1 under the Investment Company Act of 1940, Homestead Funds reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from a fund’s portfolio rather than in cash. If this occurs, the securities will be selected by the fund in its absolute discretion under procedures adopted by the Homestead Funds Board of Directors, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Homestead Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Each Homestead Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Homestead Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Homestead Fund is generally calculated as of the close of trading on the NYSE on every day the NYSE is open for regular trading. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Homestead Fund is determined by adding the value of all securities, cash and other assets of the Homestead Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Homestead Fund. The Funds have contracted with State Street to perform the net asset value calculation.

For purposes of calculating the net asset value per share of the International Equity Fund, the method for pricing each asset class is noted below.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Short-term fixed-income securities that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value.

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of
RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security maybe higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Funds and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Funds. In turn, RE Investment has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Homestead Funds

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on Funds’ website, as well as through public filings on the SEC website.

Homestead Funds’ Website: homesteadfunds.com

Each Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, each Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end.

SEC’s EDGAR Database: sec.gov

The Funds’ quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, sub-advisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption in-kind from a Fund and the CCO believes that such disclosure will not be harmful to the Fund. In these situations, Homestead Funds requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.

TAXES

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. Throughout this tax section, “Fund” and “Funds” refer to one or more portfolios of Homestead Funds.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Homestead Funds intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings. The taxable year for each Fund is the 12-month period ending December 31.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

To avoid paying a federal excise tax, each Fund must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a Fund fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then a Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Fund will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, Homestead Funds seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as a “capital gain dividend” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. At a Fund’s option, a Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since a Fund expects to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate shareholders on long-term capital gain, the amount of tax that non-corporate shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event a Fund chooses this option, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Non-corporate shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. A Fund must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95%

(or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, non-corporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

Dividends-Received Deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within
60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

Homestead Funds sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the Internal Revenue Service (the “IRS”).

Cost Basis Reporting

Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.

To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. BFDS supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. Homestead Funds’ default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decide to elect the Funds’ default method of average cost, no action is required on the part of the shareholder.

For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. BFDS is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, BFDS will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by BFDS and not transmitted to the IRS.

Backup Withholding

Homestead Funds may be required to withhold U.S. federal income tax, currently at a rate of 28% (“backup withholding”), from all distributions payable to: (1) any shareholder who fails to furnish Homestead Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies Homestead Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

CORPORATE MATTERS

The capitalization of Homestead Funds consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of December 31, 2014, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund.

Shareholders of each Fund are entitled to: one vote per full share; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a meeting of the shareholders for the election of Directors. In addition, holders of record of a majority of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 50% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PRINCIPAL UNDERWRITER

RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Funds’ Principal Underwriter. Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, is the independent registered public accounting firm for Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2014 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2014. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Seward & Kissel, LLP, 901 K Street NW, Washington, D.C. 20001, which serves as special counsel to Homestead Funds.

APPENDIX A

DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:

Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-1

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:

AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A-2

APPENDIX B

RE ADVISERS CORPORATION

Proxy Voting Policies and Procedures

Effective August 6, 2003

Amended March 17, 2005, November 2007, January 1, 2011, November 29, 2011, July 1, 2013, June 18, 2014, and July 11, 2015

Introduction

RE Advisers Corporation (“RE Advisers”) has a fiduciary duty to act solely in the best interests of, Homestead Funds, Inc., (“Funds”), employee benefit plans subject to Employee Retirement Income Security Act of 1974 (“ERISA Clients”) and other advisory clients (collectively referred to as “Clients”) unless (i) the power to vote proxies has been specifically retained by the Client or (ii) the documents otherwise prohibit RE Advisers from voting proxies.

RE Advisers recognizes that this duty is based on the view of enhancing the value of the shares of stock of our Clients. The best interest of our Clients is the primary consideration in determining how proxies should be voted.

RE Advisers has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

Proxy Voting Procedures

A.	Clients for Which RE Advisers Has Proxy Voting Responsibility

RE Advisers exercises responsibility for voting proxies with respect to securities selected by RE Advisers and held in Client accounts. RE Advisers’ standard investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the Client has directed RE Advisers to the contrary in writing.

In the case of ERISA Clients, where authority to manage plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:

•	be in writing;

•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

In the case of the Funds, the Board of Directors of the Funds (“Fund Directors”) has delegated proxy voting responsibility to RE Advisers. In each case where a Fund has a sub-advisor, RE Advisers has delegated proxy voting responsibility to that sub-advisor.

B.	Arrangement with Proxy Voting Service

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request and votes proxies in accordance with the Proxy Policies (as defined below) or instructions. Additionally, ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast.

When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, RE Advisers generally adheres to its customized proxy voting policies (“Proxy Policies”), which set forth RE Advisers’ positions on recurring issues. The Proxy Policies are reviewed periodically and updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not covered by the Proxy Policies and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to ISS. The Proxy Policies are part of these Proxy Voting Policies and Procedures.

Although the portfolio manager may consider ISS’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

C.	Adherence to Client Proxy Voting Policies

Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with the Client’s voting policy except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, RE Advisers is required to discharge its duties in accordance with the investment management agreement between RE Advisers and the Funds, subject to the oversight of the Funds’ Board of Directors.

RE Advisers must to the extent possible comply with each Client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective Client’s interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Conflicts of Interest

From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter;

•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or

•	RE Advisers’ portfolio managers or officers own securities that RE Advisers purchases or recommends for Clients.

RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. Anyone involved in the proxy voting decision making process that has knowledge of a conflict of interest shall disclose such conflict to the President or designee. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

•	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently or that RE Advisers portfolio managers or officers own the issuer’s securities. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

•

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

For any proposal where the President or his designee determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

In the case of all Clients:

•	Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

•	Use an Independent Third Party – Subject to any Client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

In the case of Clients other than the Funds or ERISA Clients:

•	Refer Proposal to the Client – RE Advisers may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the Client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

E.	Operational Procedures

RE Advisers’ Investments Division is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Investments Division will arrange for the Client’s custodian to forward proxy materials to ISS. The Investments Division will also make sure the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify RE Advisers of upcoming meetings. The appropriate portfolio manager at RE Advisers will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. RE Advisers’ Chief Compliance Officer (“CCO”) or its designee will monitor the proxy voting process to ensure that all votes are cast and that the proxy proposals are voted in accordance with the Proxy Policies.

F.	Disclosure of Proxy Voting Intentions

RE Advisers personnel may not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

G.	Fund Reporting

On a quarterly basis where proxy votes have been cast, RE Advisers shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.

H.	Fund Shareholder’s Request for Proxy Voting Disclosure

RE Advisers shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.

I.	Fund SubAdvisor Monitoring

RE Advisers has delegated proxy voting responsibility to sub-advisors for certain series of the Homestead Funds (the “sub-advisors”). On a quarterly basis, the CCO reviews votes cast for adherence to the sub-advisors’ respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis as part of the Compliance Rule, the CCO evaluates the sub-advisors’ proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the sub-advisors.

J.	Client Information

These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which RE Advisers has proxy voting authority, RE Advisers provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.

In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

A Fund’s proxy voting record is available (i) on the SEC’s website at sec.gov, and (ii) without charge, to shareholder of the Funds by calling the Funds toll-free number as listed in its current Prospectus. RE Advisers shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

K.	Recordkeeping

RE Advisers, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by
Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

L.	Amendments

At least annually, RE Advisers shall review and where necessary amend these Proxy Voting Policies and Procedures.

APPENDIX C

PROXY VOTING POLICIES AND PROCEDURES

HARDING LOEVNER LP

INTRODUCTION

Harding Loevner LP (“Harding Loevner”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of our clients, pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Advisers Act”).

Harding Loevner subscribes to the corporate governance voting recommendations provided by Glass Lewis & Co. LLC.

STATEMENT OF POLICY

As a matter of policy, Harding Loevner:

•	Has a fiduciary duty to act solely in the best interests of our clients, including the exercise of voting rights on shares of securities held in client accounts.

•	Takes responsibility for voting client proxies only upon a client’s written request.

•	Votes all proxies in the best interest of our clients as shareholders, i.e., to maximize shareholder value.

•	Uses the guidelines developed by Glass Lewis for voting recommendations, but also considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted.

•	Maintains oversight of the voting process and will override any Glass Lewis recommendation at any time to ensure that the vote adheres to our philosophy and core beliefs.

•	May determine in certain instances to refrain from voting a particular ballot if, after evaluating all factors we deem relevant, it is not in the best interest of clients.

•	Identifies and resolves all material proxy-related conflicts of interest in the best interests of the client.

•	Considers a company’s corporate governance practices as part of the investment process and relevant to voting the company’s proxy.

•	Believes that proxy voting is a valuable tool to guide the companies in which we invest on the practice of sound corporate governance.

•	Discloses our clients’ voting records only to them and as required to fulfill obligations under applicable law.

MATERIAL CONFLICTS OF INTEREST

Harding Loevner recognizes that there may be a potential material conflict of interest between its interests and the interests of our clients if, for example, Harding Loevner has a client, vendor, or other business relationship with an issuer.

We believe the procedures described below mitigate the potential for material conflicts of interest. Moreover, Harding Loevner uses Glass Lewis to provide unbiased, unaffiliated third- party corporate governance voting recommendations. Communication regarding voting matters is transparent and available to all members of the investment, client management, and compliance teams via a centralized database. Our proxy voting decisions are subject to review and oversight by, and regular reporting to, our clients. We complete regulatory filings on a regular basis of summary voting information.

We have implemented additional procedures to ensure that proxies are voted in the best interests of our clients and are not the product of a material conflict of interest:

1.	On an annual basis, our compliance department evaluates the nature of Harding Loevner’s business relationships, and our employees’ material business and personal relationships, with any company whose equity securities are held in client accounts;

2.	Prohibiting employees involved in the decision-making process or vote administration from revealing how we intend to vote on a proposal, in order to reduce any attempted influence from interested parties; and

3.	Imposing an affirmative obligation on anyone involved in the decision-making process, including anyone who recommends overriding a Glass Lewis recommendation, to disclose to the compliance department any potential conflict of interest and any contact they have had with any interested party regarding a proxy vote.

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DESCRIPTION OF VOTING PROCEDURES

A designated member of the Institutional Client Management team circulates information about upcoming meetings via Harding Loevner’s research database to the analyst covering the company. The related Glass Lewis research report accompanies the meeting information. The analyst reviews the information about the meeting in conjunction with the Glass Lewis recommendations and research report to determine if any issues exist and if Harding Loevner will follow the Glass Lewis recommendations, or whether the analyst recommends a vote contrary to the Glass-Lewis recommendation.

In the event Glass Lewis does not issue a recommendation, the designated member of the Institutional Client Management team will solicit a decision from the covering analyst.

A record of the discussions, meeting materials, and research reports are maintained in Harding Loevner’s research database. The votes are cast on behalf of client accounts and recorded in Broadridge’s ProxyEdge voting system.

OTHER CONSIDERATIONS

In certain instances, Harding Loevner may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Harding Loevner may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program.

Share Blocking. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits us from exercising our investment discretion. Harding Loevner reviews each proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.

Power of Attorney. Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because the information required includes client identifying information. There are often additional processing fees imposed on the client as well.

Lack of Adequate Information, Untimely Receipt of Materials, or Excessive Costs. Harding Loevner may be unable to complete a thorough and informed review of the proxy materials if the issuer does not provide the information in a timely fashion or if translated materials are not available. Further, Harding Loevner may refrain from entering a vote when, in its judgment, the costs exceed the expected benefits to the client’s account.

HOW TO OBTAIN VOTING INFORMATION

Upon a client’s written request, Harding Loevner will provide information on how shares held in the client’s account were voted. We will also provide to clients a description of our proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client.

OVERSIGHT AND RECORDKEEPING

Harding Loevner’s Chief Compliance Officer is responsible for developing, implementing, and updating the proxy voting policies and procedures. The Chief Compliance Officer is also responsible for ensuring the complete and timely submission of any necessary regulatory filings and that disclosures in regulatory documents relating to these proxy voting policies and procedures are complete and accurate. Members of the Investment team are responsible for reviewing the information about the meeting and making a timely determination regarding how the votes should be cast. Harding Loevner’s Institutional Client Management team is responsible for the day-to-day administration of the proxy voting process.

Harding Loevner maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act. A record of the discussions and the meeting materials and research reports are maintained in Harding Loevner’s research database. The votes cast on behalf of client accounts are recorded in Broadridge’s ProxyEdge system and are available to Harding Loevner on demand.

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PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

a.       Articles of Incorporation.

(1)	Articles of Incorporation (4)

(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)

(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)

(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)

(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)

(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)

(7)	Articles of Amendment effective December 31, 2002 (6)

(8)	Articles of Amendment effective June 8, 2006 (8)

(9)	Articles of Amendment effective December 5, 2008 (11)

(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)

b.       By-Laws. (16)

c.       Instruments Defining Rights of Security Holders.

See Articles of Incorporation, as amended, and By-laws.

d.       Investment Advisory Contracts.

(1) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)

(2) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)

(3) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)

(4) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)

(5) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)

(6) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)

(7) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (8)

(8) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (10)

(9) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (11)

(10) Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)

(11) Form of Investment Subadvisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Harding Loevner LP (19)

e.       Underwriting Contracts.

(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (16)

f.       Bonus or Profit Sharing Contracts. Not applicable.

g.       Custodian Agreements.

(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)

(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)

(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)

(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)

(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)

(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)

h.       Other Material Contracts.

(1) Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (11)

(2) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc., dated May 1, 2011 (14)

(3) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Services Inc., dated April 22, 2013 (15)

(4) Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (18)

(5) Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)

(6) Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (10)

(7) Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (13)

(8) Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (13)

(9) Form of Transition Management Agreement by and among State Street Bank and Trust Company and RE Advisers Corporation (18)

i.       Legal Opinion. Opinion and Consent of Counsel (8)

j.       Other Opinions.

(1) Consent of PricewaterhouseCoopers LLP (19)

(2) Consent of Seward & Kissel LLP (19)

k.       Omitted Financial Statements. Not applicable.

l.       Initial Capital Agreements.

(1) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

(2) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)

(3) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)

(4) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)

m.       Rule 12b-1 Plan. Not applicable.

n.       Rule 18f-3 Plan. Not applicable.

o.       Not applicable.

p.       Codes of Ethics.

(1) Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (18)

(2) Code of Business Conduct and Ethics for BlackRock, Inc. (17)

(3) Code of Ethics for Harding Loevner LP (19)

(4) Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (17)

Other Exhibits:

(1) Powers of Attorney for James F. Perna, Anthony M. Marinello, Anthony C. Williams, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, Cynthia L. Dove, Amy DiMauro, Kelly Whetstone and Danielle Sieverling, each dated March 19, 2015, and for Stephen Kaszynski, dated February 6, 2015 (Homestead Funds, Inc.) (17)

(2) Powers of Attorney for David O. Beim, Collette Chilton, Frank J. Fabozzi, Dr. Matina S. Horner, Rodney D. Johnson, Herbert I. London, Ian A. MacKinnon, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Mark Stalnecker, Kenneth L. Urish, Frederick W. Winter and Barbara Novick, each dated January 1, 2015 (S&P 500 Index Master Portfolio, a series of Master Investment Portfolio) (17)

(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.

(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.

(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.

(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.

(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.

(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.

(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.

(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.

(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.

(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.

(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.

(18) Incorporated by reference from Post-Effective Amendment No. 54 to the Registration Statement, SEC File No. 33-35788, filed September 15, 2015.

(19) Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION.

(a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director, officer, employee, or agent of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and expenses (including attorney’s fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law.

(b) Disabling Conduct. Pursuant to Article 10, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.

(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of expenses or advances of expense by the Homestead Funds relating to indemnification for indemnifiable events; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.

(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not Homestead Funds would have the power to indemnify him against such liability. Indemnitee shall be covered by such policy or policies in accordance with it or their terms, to the maximum extent of the coverage available for any director or officer of Homestead Funds and Indemnitee shall be expressly added as an additional insured by Homestead Funds on such policy or policies. Indemnitee’s status as an additional insured shall be confirmed by the insurance carrier issuing such policy or policies.

(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

NAME	POSITION AND ORGANIZATION
Stephen J. Kaszynski President, Chief Executive Officer and Director	Director, President and Chief Executive Officer of Homestead Funds (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)

Cynthia L. Dove Vice President and Director

Vice President and Chief Operations Officer, Homestead Funds (2010-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)

Amy M. DiMauro Treasurer and Director

Treasurer, Homestead Funds (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

Martin J. Lowery Director

Executive Vice President, Member and Association Relations of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present); Director, Ralph K. Morris Foundation (2008-present); Director, National Cooperative Bank (2013-present); Director, International Cooperative Alliance (2013-present)

Kelly B. Whetstone Secretary

Secretary of Homestead Funds (2008-present); Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Investment Corporation (2008-2014); Counsel and Senior Director of Securities Compliance, NRECA (2012-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)

Danielle C. Sieverling Chief Compliance Officer	Chief Compliance Officer, Homestead Funds (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Executive Director of Management Advisory Services, NRECA (2007-2008)

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.

(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

Cindy Dove	President and Director	Vice President and Chief Operations Officer

Danielle Sieverling	Vice President and Director	Chief Compliance Officer

Amy DiMauro	Director and Treasurer	Treasurer

Kelly Whetstone	Chief Compliance Officer	Secretary

Monica Ollivierre	Secretary	None

*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Harding Loevner LP, 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 12th day of January, 2016.

Homestead Funds, Inc.

Stephen J. Kaszynski*

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

James F. Perna*	Chairman of the Board and Director	January 12, 2016

Stephen J. Kaszynski*	President, Chief Executive Officer and Director	January 12, 2016

Anthony M. Marinello*	Director	January 12, 2016

Anthony C. Williams*	Director	January 12, 2016

Douglas W. Johnson*	Director	January 12, 2016

Sheldon C. Petersen*	Director	January 12, 2016

Kenneth R. Meyer*	Director	January 12, 2016

Mark Rose*	Director	January 12, 2016

Peter J. Tonetti*	Director	January 12, 2016

Cynthia L. Dove*	Vice President and Chief Operations Officer	January 12, 2016

Amy M. DiMauro*	Treasurer	January 12, 2016

Kelly B. Whetstone*	Secretary	January 12, 2016

*By:	/s/ Danielle C. Sieverling
Danielle C. Sieverling Chief Compliance Officer Signed pursuant to Powers of Attorney

Exhibit List

Exhibit (d)(11)	Form of Investment Subadvisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Harding Loevner LP

Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP

Exhibit (j)(2)	Consent of Seward & Kissel LLP

Exhibit (p)(3)	Code of Ethics for Harding Loevner LP